Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated: February 14, 2008

NEW MOUNTAIN INVESTMENTS II, L.L.C.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member

NEW MOUNTAIN PARTNERS II, L.P.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member of the GP of New Mountain Partners II, L.P.

NEW MOUNTAIN AFFILIATED INVESTORS II, L.P.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member of the GP of New Mountain Affiliated Investors II, L.P.

ALLEGHENY NEW MOUNTAIN PARTNERS, L.P.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Managing Member of the GP of Allegheny New Mountain Partners, L.P.

NEW MOUNTAIN CAPITAL, L.L.C.

By:	/s/ Steven B. Klinsky
Name:	Steven B. Klinsky
Title:	Chief Executive Officer

/s/ Steven B. Klinsky
STEVEN B. KLINSKY

KENNETH E. DELASKI

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

DONALD DELASKI

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

DONALD DELASKI 2007 GRANTOR RETAINED ANNUITY TRUST

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

DAVID DELASKI

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

KATHLEEN DELASKI

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

EDWARD GRUBB

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

TENA RENKEN DELASKI REVOCABLE TRUST

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

THE ONAE TRUST

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

ALVARO PASCOTTO

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

THE DAPHNE JEAN DELASKI IRREVOCABLE TRUST

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

THE DANA NANCY DELASKI IRREVOCABLE TRUST

By:	/s/ Robert E. Gregg
Name:	Robert E. Gregg
Title:	Attorney-in-Fact (1)

ERIC J. BREHM

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

NANCI E. CALDWELL

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

WILLIAM D. CLARK

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

JOSEPH M. KAMPF

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

HOLLY C. KORTRIGHT

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

RICHARD M. LOWENSTEIN

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

RICHARD P. LOWREY

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

ALBERT A. NOTINI

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

CAROLYN J. PARENT

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

KEVIN T. PARKER

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

KEVIN T. PARKER FAMILY TRUST (2007)

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

JANET R. PERNA

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

JAMES C. REAGAN

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

DAVID R. SCHWIESOW

By:	/s/ Salman Ahmad
Name:	Salman Ahmad
Title:	Attorney-in-Fact (2)

(1)	A Power of Attorney authorizing Robert E. Gregg to act on behalf of the Reporting Person has previously been filed with the Commission.
(2)	A Power of Attorney authorizing Salman Ahmad to act on behalf of the Reporting Person has previously been filed with the Commission.